UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934





                                  February 1, 1996
                  Date of Report (Date of earliest event reported)


                                Community Banks, Inc.
               (Exact name of registrant as specified in its charter)





              Pennsylvania                      0-15786     23-2251762
            (State or other jurisdiction      (Commission  (IRS Employer
             of incorporation or organization) File Number) ID No.)




                        150 Market Street
                    Millersburg, Pennsylvania               17061
            (Address of principal executive offices)     (Zip Code)




                                   (717) 692-4781
               (registrant's telephone number, including area code)



                                   Not Applicable
               (Former name, former address and former fiscal year,
                           if changed since last report)













            Item 5.  Other Events.

                     Effective February 1, 1996, the common stock of
            Community Banks, Inc. began trading on the NASDAQ Small-Cap Market. The stock had previously traded on the NASDAQ
            National Market System.



            Item 7.  Financial Statements and Exhibits.

                     (c)  Exhibits:

                          (28) Additional Exhibits.

                     The January 31, 1996 press release of the
            Registrant regarding trading on the NASDAQ Small-Cap Market is included on page 3.



































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                                     SIGNATURES



                     Pursuant to the requirements of the Securities
            Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Community Banks, Inc.






            Date:  February 14, 1996      By:/s/   Terry L. Burrows
                                                   Terry L. Burrows
                                                Executive Vice President
                                                Chief Financial Officer






































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                                                  Exhibit 28



                              COMMUNITY BANKS, INC.


                                  NEWS RELEASE

          FOR FURTHER INFORMATION
          CONTACT:  Kathy Mull
          1-800-331-8362





                        COMMUNITY BANKS, INC. LISTING ON
                             NASDAQ SMALL-CAP MARKET

                    Community Banks, Inc., (CBKI) the Millersburg, PA bank holding company and parent company of Community Banks, N.A., announced that it will begin trading on Thursday, February 1, 1996 in the NASDAQ Small-Cap Market.

                    Thomas L. Miller, Chairman and Chief Executive Officer, noted that the Company's entry into the NASDAQ Small-Cap Market will continue to enable brokers and others to conveniently access information about the Company's shares.
































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